Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
3.	COMMITMENTS AND CONTINGENCIES

From time to time, the Company may be involved in lawsuits, claims, investigations, and proceedings arising out of the ordinary course of business. As of December 31, 2024, there are no matters pending that, in the opinion of management and legal counsel, are expected to have a material adverse effect on the Company’s financial position or results of operations. Any costs relating to these matters are recognized when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated.

See Note 7 for lease commitments.